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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                              KOMAG, INCORPORATED

     You must use this form or one substantially equivalent to this form to accept the Exchange Offer of Komag Incorporated (the "Company") made pursuant to the Preliminary Prospectus, dated April 5, 2001 (the "Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Bank of Minnesota, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a Letter of Transmittal (or facsimile thereof) or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, with any required signature guarantees and any other required documents must also be received by the Exchange prior to 5:00 P.M. Eastern Standard Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery To:

       WELLS FARGO BANK OF MINNESOTA, NATIONAL ASSOCIATION EXCHANGE AGENT

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    By Regular Mail or Overnight Courier:              By Registered Certified Mail:
               Corporate Trust                                Corporate Trust
             Sixth and Marquette                               P.O. Box 2370
                MAC N9303-120                                  MAC N9303-120
            Minneapolis, MN 55479                       Minneapolis, MN 55402-0370
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                            In Person by Hand Only:

                                Corporate Trust
                            608 Second Avenue South
                       12th Floor Northstar East Building
                             Minneapolis, MN 55402

               For Information or Confirmation by Telephone Call:

                                 (612) 667-0337

          By Facsimile Transmission (for Eligible Institutions only):

                                 (612) 667-9825

                      Attention: Corporate Trust Services

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Procedures" section of the Prospectus.

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Total Principal Amount of Existing Notes Tendered:*         For book-entry to The Depository Trust
$ ---------------------                                     Company, please provide account number.
                                                            Account Number
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* Must be in denominations of principal amount of $1000 and any integral multiple thereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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x
SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                 DATE
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Area Code and Telephone Number: ____________________

     MUST BE SIGNED BY THE HOLDER(S) OF EXISTING NOTES AS THEIR NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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Name(s):         ------------------------------------------------------------
                 ------------------------------------------------------------
                 ------------------------------------------------------------

Capacity         ------------------------------------------------------------

Address(es):     ------------------------------------------------------------
                 ------------------------------------------------------------
                 ------------------------------------------------------------
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